                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): SEPTEMBER 6, 2002



                           METRETEK TECHNOLOGIES, INC.
                           ---------------------------
             (Exact name of Registrant as specified in its charter)


DELAWARE                                 0-19793                84-11698358
----------------------------     ------------------------     ---------------
(State or other jurisdiction     (Commission File Number)     (I.R.S Employer
of incorporation)                                            Identification No.)


            600 17TH STREET, SUITE 800 NORTH, DENVER, COLORADO   80202
            ----------------------------------------------------------
             (Address of principal executive offices)       (Zip code)

       Registrant's telephone number, including area code: (303) 416-9200
                                                           --------------

                                 NOT APPLICABLE
                -------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         On September 6, 2002, Metretek, Incorporated, a Florida corporation ("Metretek Florida"), which is a wholly-owned subsidiary of Metretek Technologies, Inc., a Delaware corporation (the "Company"), entered into a Credit and Security Agreement (the "Credit Agreement") with Wells Fargo Business Credit, Inc., a Minnesota corporation (the "Lender"), providing for a $1,000,000 credit facility (the "Credit Facility"). Amounts borrowed under the Credit Facility bear interest at prime plus two percent. The Credit Facility contains minimum interest charges and unused credit line and termination fees, and matures on September 30, 2004. The Credit Facility operates as an extension of the $2,000,000 credit facility with the Lender, which was entered into in 2001 in a similar credit arrangement (the "2001 Credit Facility") between the Lender and Southern Flow Companies, Inc., a Delaware corporation and wholly-owned subsidiary of the Company ("Southern Flow").

         The obligations of Metretek Florida under the Credit Agreement have been guaranteed by the Company along with its subsidiaries Southern Flow, PowerSecure, Inc., a Delaware corporation ("PowerSecure"), and Metretek Contract Manufacturing Company, Inc., a Florida corporation ("MCM") (collectively, the "Guarantors"). These guarantees have been secured by a guaranty agreement ("Guaranty") and a security agreement ("Security Agreement") entered into by each of the Guarantors, along with a subordination agreement (the "Subordination Agreement") entered into by the Company. The Security Agreements grant to the Lender a first priority security interest in virtually all of the assets of each of the Guarantors. The Credit Facility is further secured by a first priority security interest in virtually all of the assets of Metretek Florida. The Subordination Agreement subordinates the payment of any indebtedness of Metretek Florida to the Company to the repayment of the Credit Facility by Metretek Florida.

         The Credit Agreement contains financial covenants by Metretek Florida to maintain a minimum tangible net worth, minimum net income levels and maximum capital expenditures through 2002. The Credit Agreement contains other standard covenants related to Metretek Florida's operations, including prohibitions on the payment of dividends, the sale of assets and other corporate transactions by Metretek Florida, without the Lender's consent.

         Borrowings under the Credit Facility are limited to a borrowing base equal to 80% of Metretek Florida's eligible accounts receivable. As of September 6, 2002, Metretek Florida had a borrowing base of approximately $571,000 under the Credit Facility.

         Metretek Florida is permitted to advance funds under the Credit Facility to Guarantors, provided that after making such advances the Credit Facility availability is not less than $100,000 and that total advances to the Guarantors do not exceed $500,000 during 2002. The Credit Facility, which along with the 2001 Credit Facility constitutes the Company's primary credit agreement, is expected to be used primarily to fund the operations and growth of PowerSecure, as well as the operations of Metretek Florida and Southern Flow.

         While the Credit Facility will restrict the ability of the Company to sell or finance its subsidiaries without the consent of the Lender, in the event that the Company is able to secure debt or equity financing for a subsidiary that is a Guarantor or the sale or merger of such


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
subsidiary and such subsidiary repays all advances made to it by Metretek Florida, then the Lender has agreed to terminate the applicable restrictions in the Credit Facility relating to such subsidiary as a Guarantor.

         The foregoing description of the Credit Facility, including the Credit Agreement, the Guaranties and the Security Agreements, is qualified in its entirety by reference to the text of such agreements, which are attached as exhibits hereto and incorporated herein by this reference.

         All forward-looking statements contained in this Form 8-K, including statements concerning future results, are made within the meaning of and pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are all statements other than statements of historical facts, including statements concerning the plans, intentions, expectations, projections, hopes, beliefs, objectives, goals and strategies of management, such as statements about future earnings, revenues, and other future financial and non-financial items, performance or events; statements about proposed products, services, technologies or businesses; and statements of assumptions underlying any of the foregoing. Forward-looking statements are not guarantees of future performance or events and are subject to a number of known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those expressed, projected or implied by such forward-looking statements. Important risks, uncertainties and other factors include, but are not limited to, the Company's ability to obtain sufficient capital and liquidity on favorable terms, to meet its operating, working capital and debt service requirements and to fund the growth of its business; the timely and successful development, production and market acceptance of new and enhanced products, services and technologies of the Company; the ability of the Company to benefit from organizational changes at its Metretek, Incorporated subsidiary; the Company's ability to attract, retain and motivate key personnel; the effects of competition in the Company's current and anticipated markets; the effects of the resolution of pending and future litigation and disputes; changes in the energy industry in general and the natural gas and electricity markets in particular; the ability of the Company to secure and maintain key contracts and relationships; general economic, market and business conditions; and other factors, risks, and uncertainties described from time to time in the Company's reports and filings with the Securities and Exchange Commission, including but not limited to the Company's most recent Form 10-KSB and Form 10-QSB and subsequently filed Forms 8-K. Accordingly, there can be no assurance that the results expressed, projected or implied by any forward looking statements will be achieved, and readers are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements in this press release speak only as of the date hereof and are based on the current plans, goals, objectives, strategies, intentions, expectations and assumptions of, and the information currently available to, management. The company assumes no duty or obligation to update or revise any forward-looking statements for any reason, whether as the result of changes in expectations, new information, future events, conditions or circumstances or otherwise.


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
ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (C)      EXHIBITS

                  10.1 Credit and Security Agreement, dated as of September 6, 2002, by and between Wells Fargo Business Credit, Inc. and Metretek, Incorporated

                  10.2 Form of Guaranty, dated as of September 6, 2002, by each of Metretek Technologies, Inc., PowerSecure, Inc., Southern Flow Companies, Inc. and Metretek Contract Manufacturing Company, Inc. for the benefit of Wells Fargo Business Credit, Inc.

                  10.3 Form of Security Agreement, dated as of September 6, 2002, between Wells Fargo Business Credit, Inc. and each of Metretek Technologies, Inc., PowerSecure, Inc., Southern Flow Companies, Inc. and Metretek Contract Manufacturing Company, Inc.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     METRETEK TECHNOLOGIES, INC.


                                     By:  /s/ W. Phillip Marcum
                                         ----------------------
                                         W. Phillip Marcum
                                         President and Chief Executive Officer


Dated:   September 10, 2002


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
                           METRETEK TECHNOLOGIES, INC.
                                    FORM 8-K

                             DATED SEPTEMBER 6, 2002

                                  EXHIBIT INDEX

      EXHIBIT NO. DESCRIPTION
      ----------- -----------
         10.1     Credit and Security Agreement, dated as of September 6, 2002, by and between Wells Fargo Business Credit, Inc. and Metretek,
                  Incorporated

         10.2 Form of Guaranty, dated as of September 6, 2002, by each of Metretek Technologies, Inc., PowerSecure, Inc., Southern Flow
                  Companies, Inc. and Metretek Contract Manufacturing Company,
                  Inc. for the benefit of Wells Fargo Business Credit, Inc.

         10.3 Form of Security Agreement, dated as of September 6, 2002, between Wells Fargo Business Credit, Inc. and each of Metretek
                  Technologies, Inc., PowerSecure, Inc., Southern Flow
                  Companies, Inc. and Metretek Contract Manufacturing Company,
                  Inc.


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